UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2009

PLUG POWER INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27527	22-3672377
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

968 Albany Shaker Road, Latham, New York  12110

 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (518) 782-7700

_____________________________________________________

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended report on Form 8-K/A is filed to correct an error in the description of the letter received from The Nasdaq Stock Market.

Item 8.01.   Other Events.

On October 22, 2009, Plug Power Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) stating that the Company had regained compliance with Nasdaq Marketplace Rule 5450(a)(1) because the bid price of the Company’s common stock closed above the required minimum $1.00 per share for ten consecutive business days.  On October 22, 2009, the Company issued a press release announcing the receipt of the Nasdaq letter.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.

99.1                 Press Release issued by Plug Power Inc. dated October 22, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: October 23, 2009	By: /s/ Gerard L. Conway, Jr._____
Name: Gerard L. Conway, Jr.
Title: General Counsel

EXHIBIT INDEX

   Exhibit No.             Description

99.1                 Press Release issued by Plug Power Inc. dated October 22, 2009.